UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 10, 2026
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 10, 2026, Genprex, Inc. (“Genprex” or the “Company”) issued a press release in which it announced that IP Australia, the Australian government agency responsible for administering Australia’s intellectual property rights system, has issued a Notice of Acceptance, on February 5, 2026, of the Genprex patent application claiming the use of Reqorsa® Gene Therapy in combination with PD-L1 antibodies for the treatment of cancers. The subject claims have been successfully granted in other countries. Should the patent grant, the press release notes that it will strengthen Genprex’s intellectual property portfolio, providing crucial protection for the therapeutic combination currently being evaluated in the Acclaim-3 clinical trial. A granted patent will secure exclusivity for this drug combination in Australia, preventing potential competitors from manufacturing, using or selling it. Such exclusivity is vital for protecting the significant investments made in research and development, ensuring that Genprex can continue to pursue and commercialize its novel therapeutic approaches without immediate competitive infringement in this specific combination.

The grant of a patent will build upon Genprex’s existing intellectual property foundation, which includes granted patents for the use of REQORSA in combination with PD-L1 antibodies in the U.S. and Korea. Genprex is actively pursuing additional patent applications in key international markets, including Europe, Canada, Brazil, China and Israel. This comprehensive patent strategy is designed to safeguard the company's innovations and maximize the potential of its pipeline assets.

In addition, the press release announced that the Company has also recently opened an additional clinical trial site for the Acclaim-3 clinical trial to include the University of Kentucky. The Company expects to add and open additional clinical trial sites for its Acclaim clinical trials in an effort to expand its reach to additional patients and expedite enrollment. These developments further underscore Genprex’s commitment to protecting and expeditiously advancing its clinical trials in lung cancer.

Acclaim-3 is a Phase 1/2 clinical trial evaluating the combination of REQORSA and Genentech’s Tecentriq® (atezolizumab) as maintenance therapy in patients with extensive stage small cell lung cancer (“ES-SCLC”) who are candidates for maintenance therapy after receiving Tecentriq and chemotherapy as standard of care initial treatment. In this study, patients will be treated with REQORSA and Tecentriq until disease progression or unacceptable toxicity is experienced. The Phase 2 expansion study follows the successful completion of the Phase 1 dose escalation portion of the study, which showed REQORSA was generally well tolerated. There were no dose limiting toxicities, and in Acclaim-3, the Phase 2 patients are receiving the same dose of REQORSA as patients in the Phase 2 portion of Acclaim-1. The Phase 2 expansion portion is expected to enroll approximately 50 patients. The primary endpoint of the Phase 2 portion is to determine the 18-week progression-free survival rate from the time of the start of maintenance therapy with REQORSA and Tecentriq in patients with ES-SCLC. Patients will also be followed for survival. Genprex’s team plans to conduct an interim analysis after the 25th patient enrolled and treated reaches 18 weeks of follow up. The Company expects to complete enrollment of the first 25 patients for interim analysis in the Phase 2 expansion portion of the study in the first half of 2026 and expects the interim analysis in the second half of 2026. The Acclaim-3 clinical trial is supported by U.S. Food and Drug Administration Fast Track Designation and Orphan Drug Designation.

Cautionary Language Concerning Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Genprex’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Genprex’s Annual Report on Form 10-K for the year ended December 31, 2024.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Genprex’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines; the timing and success of Genprex’s clinical trials and regulatory approvals; the effect of Genprex’s product candidates, alone and in combination with other therapies, on cancer and diabetes; the effects of any strategic research and development prioritization initiatives, and any other strategic alternatives or other efforts that Genprex takes or may take in the future that are aimed at optimizing and re-focusing Genprex’s diabetes, oncology and/or other clinical development programs including prioritization of resources, and the extent to which Genprex is able to implement such efforts and initiatives successfully to achieve the desired and intended results thereof; Genprex’s future growth and financial status, including Genprex’s ability to regain and/or maintain compliance with the continued listing requirements of The Nasdaq Capital Market and to continue as a going concern and to obtain capital to meet its long-term liquidity needs on acceptable terms, or at all; Genprex’s commercial and strategic partnerships, including those with its third party vendors, suppliers and manufacturers and their ability to successfully perform and scale up the manufacture of its product candidates; and Genprex’s intellectual property and licenses, including the anticipated exclusivity of this patent grant and the potential for future grants of patent applications globally.

These forward-looking statements should not be relied upon as predictions of future events and Genprex cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Genprex or any other person that Genprex will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Genprex disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: February 10, 2026	By:	/s/ Ryan Confer
Ryan Confer
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)